UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	1

Index

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Index

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2010, an amendment of the previously reported engagement agreement between the Company and Getzler Henrich & Associates LLC (“Getzler Henrich”), a corporate turnaround and restructuring firm, pursuant to which Joel Getzler is retained a Chief Restructuring Officer of the Company and Getzler Henrich is providing operational restructuring services to the Company was fully executed.  The amendment extends the term of Getzler Henrich’s engagement, which was set to expire on June 30, 2010, until July 31, 2010.

The foregoing summary set forth in response to this Item 5.02 does not purport to be complete and is qualified in tis entirety by reference to the full text of the amendment to the engagement agreement between the Company and Getzler Henrich attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:  The following exhibits are filed herewith:

No.	Description

10.1	Letter Amendment fully executed July 1, 2010 to Engagement Agreement dated March 30, 2009 between
           Ronson Corporation and Getzler Henrich & Associates LLC.

Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, INC. (formerly Ronson Corporation)

Date: July 7, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Index

Exhibit Index

No.	Description

10.1	Letter Amendment fully executed July 1, 2010 to Engagement Agreement dated March 30, 2009 between
           Ronson Corporation and Getzler Henrich & Associates LLC.